EXHIBIT 10.33


                                 LEASE AGREEMENT

                                     BETWEEN

                           SWEETHEART CUP COMPANY INC.

                                       AND

                             EARTHSHELL CORPORATION

                        PREMISES: 9830 REISTERSTOWN ROAD
                                  OWINGS MILLS, MARYLAND
                                  (ST. THOMAS FACILITY)


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                                TABLE OF CONTENTS

ARTICLE 1  - PREMISES AND TERM OF LEASE.....................................

ARTICLE 2  - RENT...........................................................

ARTICLE 3  - IMPOSITIONS....................................................

ARTICLE 4  - UTILITIES......................................................

ARTICLE 5  - DEPOSITS FOR IMPOSITIONS AND INSURANCE.........................

ARTICLE 6  - LATE CHARGES...................................................

ARTICLE 7  - INSURANCE......................................................

ARTICLE 8  - DAMAGE OR DESTRUCTION AND USE OF CASUALTY INSURANCE PROCEEDS...

ARTICLE 9  - CONDEMNATION...................................................

ARTICLE 10 - REPAIRS AND MAINTENANCE........................................

ARTICLE 11 - CHANGES, ALTERATIONS AND IMPROVEMENTS..........................

ARTICLE 12 - GOVERNMENTAL REQUIREMENTS AND INSURANCE REQUIREMENTS...........

ARTICLE 13 - BUILDING EQUIPMENT.............................................

ARTICLE 14 - DISCHARGE OF LIENS; BONDS......................................

ARTICLE 15 - ASSIGNMENT AND SUBLETTING......................................

ARTICLE 16 - ESTOPPEL, ATTORNMENT AND SUBORDINATION.........................

ARTICLE 17 - INDEMNIFICATION ...............................................

ARTICLE 18 - PERMITTED USE; NO UNLAWFUL OCCUPANCY...........................

ARTICLE 19 - ENVIRONMENTAL MATTERS..........................................

ARTICLE 20 - EVENTS OF DEFAULT, CONDITIONAL LIMITATIONS, REMEDIES, ETC......


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ARTICLE 21 - NOTICES........................................................

ARTICLE 22 - HOLDING OVER; SURRENDER........................................

ARTICLE 23 - SECURITY.......................................................

ARTICLE 24 - NO BROKER......................................................

ARTICLE 25 - NO REPRESENTATIONS ............................................

ARTICLE 26 - MISCELLANEOUS..................................................


                                LIST OF EXHIBITS

EXHIBIT A  PREMISES


                                       ii

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                                 LEASE AGREEMENT

           THIS LEASE AGREEMENT (the "Lease"), dated as of July 11, 2003 (the "Effective Date"), is entered into between SWEETHEART CUP COMPANY INC. ("Landlord"), a Delaware corporation, having an office at 10100 Reisterstown Road, Owings Mills, Maryland 21117 and EARTHSHELL CORPORATION, a Delaware corporation, having an office at 800 Miramonte Drive, Santa Barbara, California 93109 ("Tenant"), with reference to the following facts:

                                    RECITALS

           Landlord and Tenant are parties to (a) that certain Operating Agreement for the Production of Hinged Sandwich Containers for McDonald's Corporation, dated as of October 16, 1997 (the "Operating Agreement"), and (b) that certain Termination Agreement, dated as of the Effective Date (the "Termination Agreement"). Capitalized terms appearing in this Agreement and not defined herein shall have the meanings ascribed to such terms in the Operating Agreement or the Termination Agreement, as the case may be.

                              W I T N E S S E T H :

                                    ARTICLE 1

                           PREMISES AND TERM OF LEASE

           SECTION 1.01. PREMISES AND TERM. Landlord, for and in consideration of the rentals to be paid and all of the terms, covenants and agreements hereinafter set forth, to be kept, observed and performed by Tenant, does hereby demise and lease to Tenant and Tenant does hereby hire and take from Landlord, subject to the terms, covenants, conditions and reservations hereof:

                     the parcel of land (the "Land") situated at 9830 Reisterstown Road, Owings Mills, Maryland (St. Thomas Facility), as more particularly described in EXHIBIT A annexed hereto and made a part hereof and the building constructed on the Land (the "Building") (the Land and the Building being herein sometimes collectively referred to as the "Premises");

           TOGETHER WITH, on a non-exclusive basis and in common with Landlord, all easements, appurtenances and other rights and privileges now or hereafter belonging or appertaining to the Premises.


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           TO HAVE AND TO HOLD the Premises  unto Tenant,  for a term of six (6)
months (the "Term") commencing on July 1, 2003 and expiring on December 31, 2003, both dates inclusive, unless the Term shall be sooner terminated as herein provided.

                                    ARTICLE 2

                                      RENT

           SECTION 2.01. RENT. Throughout the Term, Tenant shall pay to Landlord, at the address of Landlord set forth above, or to such other address or person(s) as Landlord shall from time-to-time designate, rent at the monthly rental rate of Eighty-Three Thousand ($83,000) Dollars (herein sometimes called the "Base Rent"). Base Rent shall be paid without any prior demand and without any deduction or setoff in equal monthly installments in advance on the first day of each month; provided, however, that Base Rent for the month of July, 2003 shall be payable upon execution and delivery of this Lease.

           SECTION 2.02. PARTIAL PAYMENT. No payment by Tenant nor receipt by Landlord of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any such payment, nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such payment due or pursue any other right or remedy in this Lease provided in respect thereof or otherwise.

           SECTION 2.03. ADDITIONAL RENT. Except for Base Rent, all charges, costs, expenses and sums of any kind which Tenant ahs assumed or agreed to pay hereunder, and all other sums which may become due by reason of any default of Tenant or any failure on Tenant's part to perform or comply with the agreements, terms, covenants and conditions of this Lease on Tenant's part to be performed or complied with, and each and every item thereof, shall be and be deemed to be "Additional Rent" hereunder and, in the event of the non-payment thereof, Landlord (in addition to and not in limitation of its other rights and remedies hereunder) shall have all of the rights and remedies in respect thereof as are herein or by law provided in the case of the non-payment of Base Rent. (Base Rent and Additional Rent are herein sometimes collectively referred to as "Rent".)


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                                    ARTICLE 3

                                   IMPOSITIONS

           SECTION 3.01. PERSONAL PROPERTY TAXES. Tenant shall pay all taxes and assessments levied or imposed upon personal property owned by Tenant, including, without limitation machinery, equipment, furnishings, inventory and other personal property owned and/or leased by Tenant, directly to the taxing
authorities   levying  or  imposing  the  same  before  the  same  shall  become delinquent.

                                    ARTICLE 4

                                    UTILITIES

           SECTION 4.01. UTILITIES. Tenant covenants and agrees to pay directly to the public or private utility company or companies, as Additional Rent, as and when same shall become due and payable, all charges for utilities, including, without limitation, air conditioning, heat, water, sewerage, fuel oil, gas, steam, hot water, light, telephone and communication services, furnished to the Premises. Tenant covenants and agrees to pay to Landlord, as Additional Rent, all charges for electricity furnished to the Premises. Such Additional Rent shall be invoiced monthly and be payable within ten (10) days following the applicable invoice date. Landlord shall have no obligation to provide any such utility services, nor shall it incur any liability for any loss or damage resulting, directly or indirectly, from any failure or delay by any utility supplier to furnish any such services. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

                                    ARTICLE 5

                              Intentionally Omitted

                                    ARTICLE 6

                                  LATE CHARGES

           SECTION 6.01. LATE PAYMENT. If payment of any item of Rental shall become overdue for ten (10) days beyond the date on which it is due and payable as in this Lease provided, Tenant agrees to pay to Landlord, as and for an agreed upon late charge (and not as a penalty), an amount equal to $.03 for every dollar thereof overdue, which shall, without further notice or demand by Landlord, immediately become due and payable to Landlord as liquidated damages for the additional administrative, costs and expenses incurred by Landlord by reason of Tenant's failure to make prompt payment. Nothing contained in this
Article 6 is intended in any way to extend any grace periods or notice periods provided for elsewhere in this Lease. All amounts payable to Landlord pursuant to this Article 6 shall be considered Additional Rent.



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                                    ARTICLE 7

                                    INSURANCE

           SECTION 7.01. BUILDING, ETC. (a) Throughout the Term, Landlord, at its election and sole cost and expense, may provide and maintain in force in respect of the Premises, insurance on an "all risk" basis covering the Building including, without limitation, flood insurance, fire insurance and insurance against loss or damage by lightning, windstorm, tornado, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicle, smoke, vandalism, malicious mischief and other hazards of whatsoever kind now or hereafter covered by the usual "all risk" policy, and damage by water; and

(b) Throughout the Term, Tenant, at its sole cost and expense, shall provide and maintain in force in respect of the Premises, all of the following:

      (i) Worker's Compensation and all other statutory forms of insurance now or hereafter prescribed by law and in limits not less than the statutorily required amounts, covering all persons employed by Tenant in connection with the operations of Tenant conducted at the Premises or by Tenant or others in connection with any construction thereon, which may be provided by Tenant for all persons employed by Tenant, or by Tenant's contractors for all persons employed by such contractors;

      (ii) Insurance against liability for bodily and personal injury, death and Premises damage, it being agreed that such insurance shall be at least in the limits set forth below or in such higher limits as may from time to time be reasonably required by Landlord. Such liability insurance coverage shall be written on a Comprehensive General Public Liability form (including, without limitation, motor vehicle liability for all owned, non-owned and hired vehicles and Premises damage coverage), and containing the so-called "occurrence clause", covering specifically all occurrences in, on or about the Premises, including all sidewalks adjoining the Premises. All insurance against liability for bodily and personal injury, death and Premises damage, shall be written for a combined single limit of not less than $3,000,000 for any single occurrence; and a minimum combined single limit of $1,000,000 shall be written for Water Damage Legal Liability and Sprinkler Leakage Legal Liability; and


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      (iii) Insurance on an "all risk" basis covering Tenant's personal property and trade fixtures in the Premises in an amount not less than one hundred (100%) percent of the full replacement cost of such property and fixtures.

      (c) All insurance obtained or caused to be obtained by Tenant, as required by this Section 7.01 (except for the coverage described in subsections (b)(i) and (b)(iii) of this Section), shall be carried in favor of Landlord and Tenant, as their respective interests may appear, and, in respect of any mortgagee of the Premises. Such insurance, (1) in the case of Premises insurance or insurance covering any economic loss resulting from any risks covered by any such Premises insurance, shall name each such mortgagee under a standard State of Maryland mortgagee endorsement, and (2) in the case of the insurance described in subsection (b)(ii) of this Section 7.01, name each such mortgagee as an additional insured, as its interest may appear.

           SECTION 7.02.  PROCEEDS; MISCELLANEOUS.

           (a) The proceeds under all policies,  if any,  maintained pursuant to
Section 7.01(a) of this Lease, insuring against damage or destruction of the Premises by fire or other casualty, shall be payable to Landlord and/or its mortgagee, subject to the provisions of this Lease, and all policies shall contain a provision to such effect. All insurance required by any other provision of this Lease shall be in such form and shall be issued by responsible insurance companies licensed to do business in the State of Maryland, as are reasonably acceptable to Landlord. All policies referred to in this Lease shall be procured, or caused to be procured, for periods of not less than one (1) year. Such insurance may be carried under blanket policies; provided, however, that coverage for the Premises is separately stated and will not be diminished or depleted through occurrences at other locations. Duplicate originals of all such policies and endorsements thereto and evidence that the premiums therefor have been paid in full shall be delivered to all parties required hereby to be insured thereunder concurrently herewith. If either party fails to give the required certificate within ten (10) days after notice of demand for it, the other party may obtain and pay for that insurance and receive reimbursement from the party required to have the insurance. Premiums on policies shall not be financed without Landlord's consent in each instance.

           (b) Tenant shall not carry any additional or separate insurance (other than liability insurance) concurrent in form or contributing in the event of loss with that required by this Lease to be furnished by or at Tenant's cost and expense, or in excess of the amounts required by this Lease, unless Landlord, Tenant and any mortgagee are included therein as insureds with loss payable as provided in this Lease (and any such policy that fails to have such inclusion shall, as between Landlord and Tenant, be deemed to have same). Tenant shall promptly notify Landlord if such additional or separate insurance is carried and shall cause originals or copies of the same to be delivered as required in this Lease.


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


           (c) Tenant shall not violate or permit to be violated any of the conditions or provisions of any policies procured by Landlord with respect to the Premises and Tenant shall timely perform and satisfy or cause to be performed and satisfied the requirements and recommendations of the companies writing such policies (collectively, "Insurance Requirements") so that at all times companies of good standing shall be willing to write and/or continue such insurance.

           (d) Every policy of insurance required to be obtained by Tenant hereunder shall provide that no cancellation, material change or reduction thereof shall be effective until at least thirty (30) days after receipt of written notice thereof by all parties insured thereunder.

           (e) Each Premises and casualty insurance policy and every policy insuring an economic loss resulting from any risks covered by any such Premises and casualty insurance (whether or not required to be carried hereunder), and each certificate or memorandum thereof, shall contain a clause or endorsement, if obtainable (whether or not additional premium shall be charged therefor) whereby the insurance company waives all rights of subrogation against Landlord and Tenant, whether or not insured parties thereunder, or consents to the release of liability among all such parties. The parties hereby release each other from any and all liability for loss or damage covered by such insurance under a policy containing such a clause or endorsement to the extent of any proceeds paid thereunder.

           SECTION 7.03. REIMBURSEMENT OF LANDLORD. Tenant shall pay to Landlord (or, at Tenant's election, directly to the insurer), as Additional Rent, the costs of the insurance coverage required to be maintained by Landlord pursuant to Section 7.01, such payment to be made within thirty (30) days after receipt by Tenant of invoices.

                                    ARTICLE 8

                            DAMAGE OR DESTRUCTION AND
                       USE OF CASUALTY INSURANCE PROCEEDS

           SECTION 8.01. CASUALTY. If all or substantially all of the Building should be damaged or destroyed by fire or other casualty, this Lease shall terminate as of the date of such damage or destruction and Base Rent shall be apportioned as of the date of such termination.

           SECTION 8.02. PARTIAL DAMAGE. If the Building should be damaged only to such extent that the Building is unfit for Tenant's use and occupancy, the Base Rent shall be abated proportionately on the basis of the size of the floor area of the Building that is damaged (e.g., the number of square feet of floor area of the Building that is damaged compared to the total square footage of the floor area of the Building) from the date of the casualty, but only during the period the Building is unfit for occupancy, and only to the extent that Landlord actually receives proceeds of rent or business interruption insurance with respect to such damage.

           SECTION 8.03. TENANT'S FAULT. If the Premises or any portion thereof is damaged as a direct result of the negligence or breach of this Lease by Tenant or any of Tenant's Parties (as hereinafter defined), Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby except to the extent that Rent which would be lost and/or such costs are covered by insurance proceeds available from policies of insurance required to be maintained pursuant to the provisions of this Lease (or which would have been available but for Tenant's failure to maintain such insurance ).

                                    ARTICLE 9

                                  CONDEMNATION

           SECTION 9.01. TOTAL CONDEMNATION. If all of the Premises are condemned by eminent domain, or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned" or "Condemnation"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

           SECTION 9.02. PARTIAL CONDEMNATION. If any portion of the Premises is Condemned and Tenant's ability to use the balance of the Premises is no longer feasible, as reasonably determined by Landlord and Tenant, Landlord and Tenant shall each have the option of either (a) keeping this Lease in force and effect or (b) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation and Tenant's ability to use the balance of the Premises is feasible, the portion thereof lost in such condemnation, this Lease shall continue in full force and effect except that after the date of such title vesting, Rent shall be abated proportionately in the manner set forth in Section 8.02.

           SECTION 9.03. AWARD. If the Premises are wholly or partially Condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, that Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant in connection with costs in removing Tenant's equipment to a new location, provided that the same shall not reduce the amount of the award or other compensation otherwise recoverable by Landlord.


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                                   ARTICLE 10

                                    REPAIRS

           SECTION 10.01. TENANT REPAIRS. Tenant, at its sole cost and expense, shall make repairs to the Premises occasioned by (a) the acts, negligence or omissions of Tenant, its employees, agents or other invitees; and/or (b) the removal of the EarthShell Equipment from the Premises. In the event that Tenant fails to commence and proceed with its maintenance and repair obligations under this Lease, which failure continues beyond thirty (30) days following Tenant's receipt of notice from Landlord stating with particularity the nature of the failure or in the event of an emergency, Landlord shall have the right, after notice (if practicable under the circumstances) to Tenant, to enter the Premises and perform such repairs at Tenant's sole cost and expense.

                                   ARTICLE 11

                      CHANGES, ALTERATIONS AND IMPROVEMENTS

           SECTION 11.01. TRADE FIXTURES; ALTERATIONS. Tenant shall not, under any circumstances, make, construct, nor allow to be constructed, any alterations or physical additions ("Improvements") in, about or to the Premises

           SECTION 11.02. DAMAGE; REMOVAL. Tenant shall repair all damage to the Premises caused by the installation or removal of Tenant's trade fixtures, equipment, furniture and alterations. Upon the expiration or earlier termination of this Lease, Tenant shall (a) disconnect from utilities and remove any and all trade fixtures, equipment, and partitions (except those partitions creating the mixer room and storage rooms) made or installed by or for Tenant prior to the Effective Date, including, without limitation, mixing towers and thermo formers; and (b) seal, and make water-tight, all roof and other penetrations made by Tenant as required by Section 22.02 hereof. All such removals and restoration shall be accomplished with reasonable care so as not to cause any damage to the Premises.

           SECTION 11.03. LIENS. Tenant shall keep the Premises free of all mechanics' and materialmen's liens in connection with any labor, supplies or services furnished at Tenant's request. If any lien is filed, Tenant shall cause such lien to be released or removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure. The provisions of this Section and Article 14 hereof shall survive the expiration or early termination of this Lease.


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                                   ARTICLE 12

                              Intentionally Omitted

                                   ARTICLE 13

                               BUILDING EQUIPMENT

           SECTION 13.01. BUILDING EQUIPMENT. Tenant shall not have the right, power or authority to, and shall not, without the prior consent of Landlord in each instance, remove or permit the removal of any Building machinery, equipment or fixtures used in the operation of the Premises (collectively, "Building Equipment") from the Premises.

                                   ARTICLE 14

                            DISCHARGE OF LIENS; BONDS

           SECTION 14.01. NO LIENS. Tenant shall not create, suffer or permit to be created or to remain, any lien, encumbrance or charge upon the Premises, or any part thereof or interest therein, or this Lease, and Tenant shall not suffer any other matter or thing whereby the estate, rights or interests of Landlord in the Premises, or any part thereof or interest therein, or in this Lease might be impaired. In any event, Tenant shall have no power to do any act or make any contract which may create or be the foundation of any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or upon any interest of Landlord in the Premises.

           SECTION 14.02. DISCHARGE OF LIENS. If any mechanic's, laborer's, materialman's or other lien at any time shall be filed or permitted to exist against the Premises by reason of any work, labor or services performed or materials furnished, or claimed to have been performed or furnished, to or on behalf of Tenant or those claiming under Tenant, Tenant, within twenty (20) days after the filing thereof, shall cause the same to be vacated or discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be vacated or discharged within such period, Landlord, in addition to any other right or remedy of Landlord hereunder, may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, or otherwise. Any amount so paid by Landlord, and all reasonable costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, incurred by Landlord in connection therewith, together with interest thereon at the Lease from the respective dates of Landlord's making of the payment or incurring of the costs and expenses, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.


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


           SECTION 14.03. NO LIEN RIGHTS. Nothing contained in this Lease shall grant or be deemed to have granted to Tenant any authority to bind Landlord to any contract or to create any other obligation binding on Landlord regardless of whether such contract or obligation may be the foundation for any lien, mortgage or other encumbrance upon the estate of Landlord in the Premises.

                                   ARTICLE 15

                            ASSIGNMENT AND SUBLETTING

           SECTION 15.01. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or otherwise transfer its interest in this Lease, whether voluntarily or involuntarily or by operation of law, nor sublease all or any part of the Premises without Landlord's prior approval, which may be granted or refused in Landlord's sole discretion. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant whether or not located at the Premises, shall constitute an assignment hereunder.

                                   ARTICLE 16

                          ATTORNMENT AND SUBORDINATION

           SECTION 16.01. SUBORDINATION. This Lease shall be subject and subordinate to all ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. Tenant shall execute and deliver to Landlord within thirty (30) days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this Section including a Subordination and Attornment Agreement in such form as may be acceptable to the lender.

           SECTION 16.02. ATTORNMENT. In the event of a foreclosure proceeding and/or the exercise of the power of sale under any mortgage or deed of trust, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as landlord under this Lease and shall execute and deliver to such purchaser, such other form as may be reasonably acceptable to such purchaser, lender and Tenant.


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


                                   ARTICLE 17

                                 INDEMNIFICATION

           SECTION 17.01. TENANT'S INDEMNITY. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and the Landlord's Parties (as hereinafter defined) and each of their successors and assigns from and against any and all claims, liabilities, judgments, demands, causes of action, losses, damages, costs and expenses, including reasonable attorneys' fees, for damage to any property or injury to or death of any person arising from or out of (a) the negligence or willful misconduct of Tenant, or the Tenant's Parties (as hereinafter defined) in, upon or about the Premises, (b) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (c) Tenant's use or occupancy of the Premises, except to the extent caused by the negligence or willful misconduct of the party to be indemnified or its agents, employees, contractors or invitees. The obligations of Tenant under this Section 17.01 shall survive the expiration or early termination of this Lease. The term "Landlord's Parties" means Landlord and its partners, members, shareholders, officers, directors, employees, agents, contractors, invitees and lenders.

           SECTION 17.02. LANDLORD'S INDEMNITY. Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to Tenant) and hold harmless Tenant and the Tenant's Parties, and each of their successors and assigns from and against any and all claims, liabilities, judgments, demands, causes of action, losses, damages, costs and expenses, including reasonable attorneys' fees, for damage to any property or injury to or death of any person arising from or out of (a) the negligence or willful misconduct of Landlord, or the Landlord's Parties in, upon or about the Premises, (b) any default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or (c) Landlord's entry or work or things done by Landlord in or about the Premises, except to the extent caused by the negligence or willful misconduct of the party to be indemnified or its agents, employees, contractors or invitees. The obligations of Landlord under this Section 17.02 shall survive the expiration or early termination of this Lease. The term "Tenant's Parties" means Tenant and its partners, members, shareholders, officers, directors, employees, agents, contractors, invitees and lenders.

           SECTION 17.03. JOINT RESPONSIBILITY. When the liability is caused by the joint negligence or willful misconduct of the indemnifying party and the indemnified party or the indemnifying party and a third party which is not an agent, employee or invitee of the indemnifying party, the indemnifying party's duty to defend, indemnify, and hold harmless under either Section 17.01 or 17.02, shall be in proportion to the indemnifying party's allocable share of the joint negligence or willful misconduct.

           SECTION 17.04. RELEASE OF CLAIMS. Notwithstanding the provisions of Sections 17.01 and 17.02, the parties hereby release each other from any claims either party has against the other hereunder; such release being limited, however, to the extent the claim is covered by the indemnified party's insurance or the insurance that would have been available but for the indemnified party's failure to maintain the insurance coverages required under this Lease, whichever is greater.

           SECTION 17.05. LIMITATION OF LANDLORD'S LIABILITY. If the Premises are conveyed by Landlord or the Landlord's Parties, voluntarily or involuntarily, Landlord's obligations and liabilities under this Lease accruing after the conveyance shall be the sole responsibility of the new owner, subject to the terms hereof. If Landlord or the Landlord's Parties are ordered to pay Tenant a money judgment because of Landlord's default, or as the result of any indemnification liability arising under this Lease, then except in those instances listed below in this Section 17.05, Tenant's sole remedy to satisfy the judgment shall be Landlord's interest in the Premises including rental income and proceeds from sale, and any insurance or condemnation proceeds received because of damage or condemnation to, or of, the Premises that are available for use by Landlord. The limitations of this Section 17.05 do not apply in circumstances in which (a) Landlord has failed to apply insurance or condemnation proceeds as required by this Lease; or (b) the liability relates to an indemnification obligation arising under Article 19, or (c) any representation or warranty of Landlord in this Lease was materially inaccurate when made with Landlord's actual knowledge of such inaccuracy. Notwithstanding any other provisions of this Lease to the contrary, in no event shall Landlord be responsible or liable on any theory for any injury to Tenant's business, loss of profit, loss of income or any other form of consequential damage. Nothing in this Section 17.05 shall be interpreted to mean that Tenant cannot be awarded specific performance or injunctive relief.

                                   ARTICLE 18

                      PERMITTED USE; NO UNLAWFUL OCCUPANCY

           SECTION 18.01. PERMITTED USE. During the Term, the Premises shall be used only for the storage of EarthShell Equipment pending its removal from the Premises. In the event that Tenant fails to remove the EarthShell Equipment on or before the expiration or earlier termination of this Lease, Landlord, at Tenant's cost and expense shall have the right to remove the same from the Premises and/or deem such EarthShell Equipment to have been abandoned by Tenant.

                                   ARTICLE 19

                              ENVIRONMENTAL MATTERS

           SECTION 19.01. HAZARDOUS MATERIALS; ENVIRONMENTAL LAWS. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation petroleum and petroleum products, asbestos, asbestos containing materials, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or the Premises.

           SECTION 19.02. TENANT'S CONDUCT. Tenant shall not cause nor permit, nor allow any of Tenant's Parties to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, released, recycled, treated, disposed or used on, under or about the Premises, except routine office and janitorial supplies, and fuels and lubricants used for warehouse machinery and equipment in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Tenant, at its sole cost and expense, shall be responsible for obtaining all permits, license or approvals required by Environmental Laws for Tenant's use of the Premises and shall make all notifications and registrations required by any applicable Environmental Laws in connection therewith, and Tenant shall provide copies thereof to Landlord. Tenant shall at all times comply with such permits, licenses, approvals, notifications and registrations.

           SECTION 19.03. TENANT'S INDEMNITY. Tenant shall indemnify and hold harmless Landlord and Landlord's Parties from any and all claims, damages, fines, judgments, penalties, costs, expenses or liabilities (including, without limitation, any and all sums paid for settlement of claims, reasonable attorneys' fees, consultant and expert fees) arising during or after the Term from or in connection with the use, storage, generation, release or disposal of Hazardous Materials in, on or about the Premises either (x) by Tenant or any of Tenant's Parties, at any time.

           SECTION 19.04. LIMITATIONS. Notwithstanding anything to the contrary in this Article 19, the indemnification of Landlord set forth above shall not include any consequential damages (e.g., loss of rent, use and profits) incurred by Landlord or Landlord's Parties. Such indemnification shall survive any expiration or earlier termination of the Term, but shall terminate three (3) years after any such expiration or earlier termination except with respect to any specific claims that have asserted by either party by notice to the other prior to the expiration of said three-year period, and except with respect to any adverse environmental condition which was known by actual knowledge by one party to exist, but which was not disclosed to the other party prior to the expiration of said three-year period.

                                   ARTICLE 20

                         EVENTS OF DEFAULT, CONDITIONAL

                           LIMITATIONS, REMEDIES, ETC

           SECTION 20.01. EVENTS OF DEFAULTS. The occurrence of any of the following events shall, at Landlord's option, constitute an "Event of Default":

           (a)  Vacation or  abandonment  of the Premises for a period of ninety
(90) consecutive days, when such vacation or abandonment is coupled with Tenant's failure to pay Rent and other obligations under this Lease and/or Tenant's default of another provision of this Lease;

           (b) Failure to pay the Rent on the date when due and the failure continuing for a period of ten (10) days after notice from Landlord that such payment is due;

           (c) Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after notice from Landlord; provided, however, that if the nature of the default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be deemed to be in default if Tenant commences the cure within said thirty (30)-day period and diligently and continuously prosecutes such cure to completion; or

           (d) The making of a general assignment by Tenant for the benefit of creditors; the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; or the attachment, execution or other judicial seizure of substantially all of tenant's assets or this leasehold.

           SECTION 20.02. REMEDIES.

           (a) In the event of the occurrence of any Event of Default, Landlord shall have the right to give a termination notice to Tenant.

           (b) Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant and Tenant's property therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises; and (iii) at Tenant's cost and expense, remove all of Tenant's personal property therefrom or deem the same to have been abandoned by Tenant.

           If, following the occurrence of an Event of Default, Landlord elects to proceed in any court for judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery of possession of the Premises and, if for any reason after such action shall have been commenced, it shall be cancelled or suspended and possession of the Premises remains in or is restored to Tenant, Landlord shall have the right upon any subsequent default or upon the expiration or termination of this Lease to bring one or more actions to recover possession of the Premises.

           (c) Landlord shall have all the rights and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (i) the unpaid Rent that had been earned at the time of termination, (ii) the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term, in which case liquidated damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination, and any action or suit brought to collect any such liquidated damages for any month shall not in any manner prejudice the right of Landlord to collect any liquidated damages for any subsequent months by similar preceding; or (iii) the present worth (as of the date of such termination) of the Rent which, but for the termination of this Lease, would have become due during the remainder of the Term ("Total Rent Amount"), in which case such liquidated damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Reference Rate until paid. "Present worth" shall be computed by discounting the Total Rent Amount at a rate equal to the lower of (x) six percent (6%) per annum, or (y) three (3) percentage points above the discount rate then in effect at the Federal Reserve Bank. In no event shall Landlord be required to account to Tenant for any amounts if the fair rental value of the Premises exceeds the stipulated Rent at the time of such termination; and (iv) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

           SECTION 20.03. CUMULATIVE. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

                                   ARTICLE 21

                                     NOTICES

           SECTION 21.01. NOTICES. Whenever it is provided herein or prescribed by law that notice, demand, request, consent, approval, assertion, claim, election or other communication (each a "notice") shall or may be given to or served upon either of the parties hereto, such notice, shall be in writing and, unless otherwise prescribed by law or governmental regulation, shall be effective for any purpose only if given by mailing the same by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, such as Federal Express or sent by facsimile (immediately followed by one of the preceding methods), in each case addressed to the parties at the respective addresses set forth below, or to such other addresses as either party may from time to time designate by like notice given to the other.

           (a) If to Tenant:            EarthShell Corporation
                                        800 Misamonte Drive
                                        Santa Barbara, California 93109
                                        Attention:
                                        e-mail:
                                        Fax No.:

               with a copy to:          EarthShell Corporation
                                        1301 York Road
                                        Suite 200
                                        Lutherville, Maryland 21093
                                        Attention:  Vincent J. Truant
                                        e-mail:  vtruant@earthshell.com
                                        Fax No.:  410/847-9431

           (b) If to Landlord: Sweetheart Cup Company Inc.

                                        10100 Reisterstown Road
                                        Owings Mills, Maryland 02117
                                        Attention:  Thomas Uleau
                                        e-mail:   tuleau@sweetheart.com
                                        Fax No.:  410/902-3046

                    with a copy to:     Harvey L. Friedman, Esq.
                                        115 Stevens Avenue
                                        Valhalla, New York 10595
                                        e-mail: l1arco@sweetheart.com
                                        Fax No.:  914/747-9293


           SECTION 21.02. EFFECTIVE DATE. Every notice, when mailed, shall be deemed to have been given or served three (3) days after the date that the same shall have been deposited in the United States mails postage prepaid, in the manner aforesaid, except that a notice of change of address shall be deemed to have been given only when received by the addressee, or if sent by overnight courier or by facsimile, the same shall be deemed given or served when received by the addressee.

                                   ARTICLE 22

                             HOLDING OVER; SURRENDER

           SECTION 22.01. HOLDING OVER. If Tenant holds over the Premises or any part thereof after the expiration or earlier termination of the Term, such holding over shall, constitute a month-to-month tenancy and shall be on all the other terms and conditions of this Lease, provided that if the holding over continues for a period in excess of sixty (60) days, the Base Rent shall, without notice, increase to a rent equal to one hundred twenty-five (125%) percent of the Base Rent in effect immediately prior to such holding over for the first thirty (30) days of such holdover period and thereafter at the rate of two hundred (200%) percent of the Base Rent in effect immediately prior to such holding over. Acceptance of Rent by Landlord following expiration or earlier termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above, and Tenant shall be subject to removal and eviction as otherwise set forth herein.

           SECTION 22.02. SURRENDER. Upon the expiration or earlier termination of the Term or Tenant's right to possession of the Premises, Tenant will comply with the provisions of Section 11.02. Any property which Tenant shall fail to remove from the Premises shall be deemed abandoned by Tenant and may be retained by Landlord, as its property, or disposed of in any manner deemed appropriate by Landlord. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand. Tenant shall patch and fill all holes within the Premises and all penetrations of the roof shall be resealed to a watertight condition and Tenant shall promptly repair any damage to the Premises occasioned by its removal from the Premises. In no event may Tenant remove from the Premises any mechanical or electrical systems or any wiring or any other aspect of any systems within the Premises. The provisions of this Section shall survive the expiration or earlier termination of the Term.

                                   ARTICLE 23

                                    NO BROKER

           SECTION 23.01. NO BROKER. Landlord and Tenant acknowledge that no broker has acted as an intermediary in connection with the transactions contemplated by this Lease. Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker, finder or other intermediary in connection with the transactions contemplated hereby and that no such fees or commissions are due or payable to any third party by reason of any of the said transactions. Landlord and Tenant each agrees further to indemnify, defend and hold the other harmless of, from and against any and all costs, losses, claims, damages, liabilities, expenses and other obligations (including, without limitation, reasonable attorneys' fees and costs) arising from or in connection with or otherwise resulting from a breach of their respective representations and warranties contained in this Article 26 or any claim by any broker, finder, intermediary or other third party claiming to have been employed by or at the direction of the indemnifying party. The provisions of this Article 24 shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 24

                               NO REPRESENTATIONS

           SECTION 24.01. NO REPRESENTATIONS. Tenant expressly acknowledges and agrees that, except as otherwise expressly set forth in this Lease, no representations, statements, or warranties of any kind, express or implied, as to merchantability, fitness for a particular purpose or use, or otherwise, have been made by or on behalf of Landlord or its representatives in respect of the Premises, the status of title, the physical condition or state of repair thereof, the income, profit potential or expenses of operation thereof, the zoning or other laws, regulations, rules and/or orders applicable thereto or any construction work or alterations intended or required to be made thereto, the Impositions, or any other matter or thing affecting or relating to the Premises, and that Tenant has relied on no such representations, statements or warranties, but solely on its own examination and inspection of the Premises and other investigations pertaining to the alteration or use thereof, and that Landlord shall not in any event whatsoever be liable for any latent or patent defects in the Premises, or any claimed misrepresentations or breach of warranties.

                                   ARTICLE 25

                                EARLY TERMINATION

           SECTION 25.01. EARLY TERMINATION. Tenant, upon notice to Landlord, shall have the right to terminate this Lease as of a date designated in such notice (the "Early Termination Date"); provided, however, that (a) the Early Termination Date shall be no sooner than the ninety-first (91st) day following the Effective Date; (b) no Event of Default shall exist on the Early Termination Date; and (c) Tenant shall pay to Landlord, on or before the close of business on the Early Termination Date, a sum in an amount equal to fifty (50%) percent of the Base Rent payable for the period commencing on the Early Termination Date and ending on and including December 31, 2003. The provisions of this Section shall terminate and be of no further force or effect in the event that an Event of Default shall exist on the Early Termination Date or Tenant shall fail to timely make such payment. Base Rent shall be apportioned in the event that the Early Termination Date is not the last day of a calendar month.

                                   ARTICLE 26

                                  MISCELLANEOUS

           SECTION 26.01. ENTIRE AGREEMENT. This Lease sets forth all agreements between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

           SECTION 26.02. TIME OF ESSENCE. Time is of the essence of this Lease.

           SECTION 26.03. ATTORNEYS' FEES. In any action or proceeding (including arbitration) which either party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including, without limitation, reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

           SECTION 26.04. SEVERABILITY. If any provision of this Lease or the application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

           SECTION 26.05. LAW. This Lease shall be construed and enforced in accordance with the laws of the State of Maryland.

           SECTION 26.06. NO OPTION. Submission of this Lease to Tenant for examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

           SECTION 26.07. NO THIRD PARTY BENEFIT. Nothing herein is intended to create any third party benefit.

           SECTION 26.08. RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without Landlord's prior consent which, notwithstanding anything contained to the contrary in this Lease, Landlord can withhold in its sole discretion

           SECTION 26.09. AGENCY, PARTNERSHIP OR JOINT VENTURE. Nothing contained in this Lease nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

           SECTION 26.10. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

           SECTION 26.11. HEADINGS. Article and Section headings have been inserted solely as a matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein and references to Articles or Sections shall refer to the corresponding Article or Section appearing herein.

           SECTION 26.12 WAIVER AND AMENDMENT. No waiver of any default or breach hereunder shall be implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same. This Lease may not be changed orally, but only by agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

           SECTION 26.13. AUTHORIZATION. Each individual executing this Lease on behalf of Landlord or Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Landlord or Tenant and that such execution is binding upon such party.


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


           SECTION 26.14. COVENANT OF QUIET ENJOYMENT. Landlord covenants that, following the Commencement Date, Tenant shall quietly and peaceably hold, possess and enjoy the Premises for the Term upon and subject to the terms, covenants and conditions contained herein.

           SECTION 26.15. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Article 15, Tenant.

           EXECUTED as a sealed instrument as of the day and year first above written.

LANDLORD:                                 TENANT:

SWEETHEART CUP COMPANY INC.               EARTHSHELL CORPORATION



By: /s/ Thomas Uleau                        By:   /s/ Vincent J. Truant
    ---------------------------                   ---------------------------
Name: Thomas Uleau                          Name: Vincent J. Truant
      Vice Chairman                               President and COO



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